UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): May 14, 2004

                         COMDISCO HOLDING COMPANY, INC.

             (Exact Name of Registrant as Specified in its Charter)

         DELAWARE                        000-499-68              54-2066534

(State or Other Jurisdiction       (Commission File Number)     (IRS Employer
     of Incorporation)                                       Identification No.)

6111 NORTH RIVER ROAD, ROSEMONT, ILLINOIS                  60018

(Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone number, including area code:      (847) 698-3000


                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)



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Item 12.  Results of Operations and Financial Condition.

     On May 14, 2004, Comdisco Holding Company, Inc. (the "Company") issued a press release announcing its unaudited financial results for its second fiscal quarter ended March 31, 2004. A copy of the press release is furnished as
Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 12 disclosure.

     The information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. In addition, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  COMDISCO HOLDING COMPANY, INC.


Dated: May 18, 2004                         By:      /s/ David S. Reynolds
                                                     --------------------------
                                            Name:    David S. Reynolds
                                            Title:   Senior Vice President,
                                                     Controller



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                                  EXHIBIT INDEX


Exhibit No.       Description

    99.1 Press Release of Comdisco Holding Company, Inc., dated May 14, 2004